Principal Funds, Inc.
Supplement dated June 30, 2022
to the Prospectus dated March 1, 2022
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR FINISTERRE EMERGING MARKETS TOTAL RETURN BOND FUND
In recognition of the fact that the Finisterre Emerging Markets Total Return Bond Fund (the “Fund”) has been managed as a diversified fund pursuant to Section 5(b) of the Investment Company Act of 1940, as amended, since June 2019, effective immediately, the Fund has determined to continue to be managed as a diversified fund by operation of law. As such, the following changes are being made to the Fund’s Prospectus:
Under Principal Investment Strategies, delete the last sentence in the first paragraph that says, “The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund.” in its entirety.
Under Principal Risks, delete Non-Diversification Risk.
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